UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 19, 2022

BIOMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37863	95-2645573
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17571 Von Karman Ave. Irvine, California	92614
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (949) 645-2111

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.08	BMRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

 Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)    Dismissal of Independent Registered Public Accounting Firm

On April 19, 2022 (the “Dismissal Date”), the Audit Committee of the Board of Directors (the “Board”) of Biomerica, Inc. (the “Company”) dismissed PKF San Diego, LLP (“PKF”) as the Company’s independent registered public accounting firm, effective as of the Dismissal Date. As the Company continues to grow, the Board has determined that it would be in the best interest of the Company to transition to a larger audit firm.

The audit reports of PKF on the consolidated financial statements of the Company for each of the two most recent fiscal years ended May 31, 2021 and May 31, 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended May 31, 2021 and May 31, 2020 and during the subsequent interim period from June 1, 2021 through April 19, 2022, (i) there were no disagreements with PKF on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures that, if not resolved to PKF’s satisfaction, would have caused PKF to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PKF with a copy of the disclosures it is making in this Current Report on Form 8-K (this “Report”) prior to the time this Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that PKF furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein, and if not, stating the respects in which it does not agree.  A copy of PKF’s letter, dated April 19, 2022, is filed as Exhibit 16.1 to this Report.

(b)    Engagement of New Independent Registered Public Accounting Firm

On April 19, 2022, the Audit Committee of the Board engaged Haskell & White LLP (“Haskell & White”) as the Company’s independent registered public accounting firm for the year ending May 31, 2022.

During the Company’s two most recent fiscal years ended May 31, 2021 and May 31, 2020 and during the subsequent interim period from June 1, 2021 through April 19, 2022, neither the Company nor anyone on its behalf consulted Haskell & White regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Haskell & White concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.  Financial Statement and Exhibits.

(d) Exhibits

Number	Description

16.1	Letter from PKF San Diego, LLP dated April 19, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMERICA, INC.

Date: April 19, 2022	By:	/s/ Zackary S. Irani
Zackary S. Irani Chief Executive Officer

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